Exhibit 99.1
SUCB FINANCIAL HOLDINGS INVESTOR PRESENTATION
SECOND QUARTER 2026 NASDAQ: USCB

FORWARD-LOOKING STATEMENTS This presentation
may contain statements that are not historical in nature and are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the
Securities Exchange Act of 1934, as amended. Forward-looking statements are those that are not historical facts. The words “may,” “will,”
“anticipate,” “could,” “ should,” “would,” “believe,” “contemplate,”
“expect,” “aim,” “plan,” “estimate,” “continue,” “seek,” and
“intend,” the negative of these terms, as well as other similar words and expressions of the future, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements related to our projected growth, anticipated future
financial performance, and management’s long-term performance goals, as well as statements relating to the anticipated effects on our results of operations and financial condition from expected or potential developments or events, or business and growth strategies, including anticipated internal growth and potential future additional balance sheet restructuring. All numbers included in this presentation are unaudited unless otherwise noted. These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements.
Potential risks and uncertainties include, but are not limited to: the strength of the United States economy in general and the
strength of the local economies in which we conduct operations; our ability to successfully manage interest rate risk, credit risk, liquidity risk, and other risks inherent to our industry; the accuracy of our financial statement estimates and assumptions, including the estimates used for our allowance for credit losses; the efficiency
and effectiveness of our internal control procedures and
processes; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate; adverse changes or conditions in the capital and financial markets, including actual or potential stresses in the banking industry; deposit attrition and the level of our uninsured deposits; legislative or regulatory changes and changes, including the enactment of the One Big Beautiful Bill, in accounting principles, policies, practices or guidelines; the lack of a significantly diversified loan portfolio and our concentration in the South Florida market, including the risks of geographic, depositor, and industry concentrations, including our concentration in loans secured by real estate, in particular, commercial real estate; the effects of climate change; the concentration of ownership of our common stock; fluctuations in the price of our common stock; our ability to fund or access the capital markets at attractive rates and terms and manage our growth, both organic growth as well as growth through other means, such as future acquisitions; inflation, interest rate, unemployment rate, and market and monetary fluctuations; the effects of potential new or increased tariffs, retaliatory tariffs and trade restrictions;
the impact of international hostilities and geopolitical events; increased competition and its effect on the pricing of our products and services as well as our net interest rate spread and net interest margin;
the loss of key employees; the effectiveness of our risk management strategies, including operational risks, including, but not limited to, client, employee, or fourth-party fraud and security breaches;
and other risks described in this presentation and other filings we make with the Securities and Exchange Commission (“SEC”).
All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations. Therefore, you are cautioned not to place undue reliance on any forward-looking statements. Further, any forward-looking statements included in this presentation are made only as of the date hereof, and we undertake no obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date on which the statements are made or to reflect the occurrence of unanticipated events, unless required to do so under the federal securities laws. You should also review the risk factors described in the reports USCB
Financial Holdings, Inc. has filed or will file with the SEC. Non
-GAAP Financial Measures This presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). This financial information includes certain operating performance measures. Management
has included
these non-GAAP financial measures because it believes these measures may provide useful supplemental information for evaluating the
Company’s expectations and underlying performance trends.
Further, management uses these measures in managing and evaluating the Company’s business and intends to refer to them in discussions about our operations and performance. Operating performance
measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance
with GAAP, and are not necessarily comparable to non-GAAP
measures that may be presented by other companies. Reconciliations of these non-GAAP measures to the most directly comparable
GAAP measures can be found in the Non-GAAP financial measures reconciliation tables included in this presentation. 2

TABLE OF CONTENTS 1. Who We Are 2. Growth
Strategy 3. Financial Review 4. Appendix 3

WE ARE A RELATIONSHIP-FIRST BANK Company Overview
Founded in 2002, U.S. Century Bank is a state-chartered bank headquartered in South Florida. 8th largest Florida headquartered bank by deposits in Miami Dade County as of June 30, 2025. (1) Its holding company formed in December 2021, USCB Financial Holdings,
Inc. (NASDAQ: USCB) is included in the Russell 3000 Index.
The Bank conducted its initial public offering in July 202
1, raising $40.0 million in equity capital. Full-service commercial bank offering products and services tailored to meet the needs of small-to-medium sized businesses, entrepreneurs and professionals in South Florida (Miami-Dade, Broward, and Palm Beach
counties) SBA preferred lender, ranked as a top SBA 7(a)
community bank lender in Miami-Dade and Broward counties 5-star
Bauer Financial rating Assets $3.0B Loans $2.3B Deposits
$2.5B Equity $223M NPA/Assets 0.07% Total RBC 13.88%
ROAA 1.26% EPS $0.49 (1) FDIC Deposit Market Share Report
as of 6/30/25. (2) Loan amounts include deferred fees/costs.
(3) Company’s regulatory capital ratio. (4) Based on second quarter
2026. Annualized. (5) Fully Diluted EPS for the quarter ended June
30, 2026. Commercial Banking Focused on servicing small-to-medium-sized businesses within branch footprint Offer relationship-focused retail deposit products to owners and operators of SMBs Ability for customers to access accounts through online and mobile banking platforms Credit products include Asset-Based Loans, Lines of
Credit and Term Loans Provide Treasury Management
services to clients Relationship-driven with flexible solutions tailored to each client’s need For the Company as of June 30, 2026.
South Florida 10 Branches 4

LOCATED IN A VIBRANT ECONOMY Florida is one of
the largest business markets in the country #2 in the U.S. for
SBA loan production (6,302 loans) and #3 in SBA lending volume
($3.2B) in 2025 (1) Ranked #3 best state for business (CNBC, July
2025) (2) Investment activity is supported by EB-5 programs
and luxury branded condominium and condo-hotel developments (3)
Corporate Relocations Fueling Economic Expansion Attracting hedge funds, private equity, and tech firms — powered by a business
-friendly
climate and no state income tax, as exemplified by Citadel’s relocation (7) Major employers including Amazon and Blackstone keep expanding their Miami footprint (7) Strong corporate
demand has driven Class A office rents close to $60/sq ft and premium office space exceeding $100/sq ft (8) Global Gateway Economy
#1 U.S. airport for international freight (MIA) (4) A leading U.S.
container port (PortMiami) (5) The world's
busiest cruise port (6) A diverse and vibrant economy South
Florida MSA: 6.4M residents — 8th-largest U.S. metro (4) Florida: 23.5M residents (+1.9M since 2020) — 3rd-most-populous state
(4) #5 in the 2026 State Tax Competitiveness Index (9) Home
to 20+ Fortune 500 companies (2025) (10) DORAL HEADQUARTERS
Sources: (1) U.S Small Business Administration (2) CNBC (3) GlobeNewswire
(4) Federal Reserve Bank of ST. Louis (5) U.S. Bureau of Labor
Statistics (6) Census.gov (7) Fox Business (8) Miami Herald (9)
Tax Foundation (10) Fortune Magazine 5

SEASONED MANAGEMENT Luis de la Aguilera Chairman,
President & CEO Previously President & CEO of TotalBank 42+
years in banking Rob Anderson Chief Financial Officer Previously
CFO of Capstar Financial Holdings 20+ years in banking Oscar Gomez
Head of Global Banking Division Previously at Regions
Bank 32+ years in banking Maricarmen Logroño Chief Risk Officer
Previously at Doral Bank 22+ years in banking Nicholas Bustle Chief
Lending Officer Previously at Valley Bank 37+ years in
banking Sergio Garrido Chief Credit Officer Previously Director
of Credit Underwriting 15+ years in banking Martha Guerra-Kattou
Director of Sales & Marketing Previously at TotalBank 32+
years in banking Andres Collazo Director of Operations & IT
Systems Previously at TotalBank 35+ years in banking Seasoned
Management Team with Local Banking Experience 6

ACCOMPLISHED BOARD OF DIRECTORS



Luis de la Aguilera
Chairman, President & CEO
Previously President & CEO of TotalBank
Director since 2016



Aida Levitan
Board Member
President the Levitan Group
Director since 2013



Howard Feinglass
Board Member
Managing Partner, Priam Capital
Director since 2015



Ramón Abadin
Board Member
Partner, Ramon A. Abadin P.A.
Director since 2017



Bernardo Fernandez, Jr.
Board Member
Corporate Physician Executive, Broward Health
Director since 2017



Ramon A. Rodriguez, CPA
Board Member
Former Chairman and Chief Executive Officer Cable Insurance
Director since 2022



Robert Kafafian
Board Member
Executive Advisor
Wolf & Company, P.C.
Director since 2022



Maria C. Alonso
Board Member
Director, Axxes Capital
Director since 2022



Ramon M. Rodriguez
Board Member
Former Market President
Seacoast Bank
Director since 2026

Highly Accomplished and Aligned Board with Complementary Track Records

7

OUR STRATEGY Organic Loan Growth: Take advantage
of platform that we have developed post 2015 recapitalization, capitalize on fragmented Miami-Dade MSA community banking market, and
continue to build market share Capitalize on inherent advantages over smaller community banks which lack our product expertise and breadth of service Due to significant consolidation, there exists a base of potential clients that desire to partner with a bank that is locally headquartered Team Lift-outs: Continue to bring
in top tier talent to U.S. Century Bank, with teams attracted to culture, public currency and local decision making Overall growth success will depend upon our ability to attract, retain, develop, incentivize, and reward the human capital necessary to execute growth strategy
Attractive stock-based incentive compensation to attract top tier talent Asset Purchases: Portfolio loan purchases; opportunistic to complement organic growth initiatives Net capital can serve as dry powder to facilitate meaningfully sized portfolio acquisitions Proactively evaluating portfolio opportunities that are consistent with USCB’s credit philosophy Strategic Acquisitions: Become an active acquirer for Florida banks looking to find a partner Focused on strategic, financially attractive acquisitions which support USCB’s organic growth strategy without compromising the risk profile Numerous potential partners in Miami-Dade MSA that may seek liquidity USCB is positioned to offer stock consideration 8

BUSINESS VERTICALS Differentiated Banking Product Offerings
and Services Private Client Group (1) $328MM Deposits Deposit aggregating focus/strategy. Tailored products & services for professionals, professional firms, business owners, and affluent individuals and their families. PCG also provides concierge-level banking service for the legal and healthcare sectors delivering financial solutions designed specifically for these professionals. Yacht Lending
$203MM Loans Yacht financing for larger vessels, transaction range is $750k -$7.5MM. Brokered oriented business, 3 vendor approved brokers. Member of the National Marine Lenders Association.
Launched this new vertical in 2022. Association Banking
$165MM Deposits / $135MM Loans Deposit aggregating focus/strat egy. Banking for Homeowner Associations and Property
Managers. Offer deposit collection services and esoteric lending solutions ranging from insurance premium and large capital improvement
s
financing. Significant lending capacity to target large credits.
SBA / Small Business Lending $64MM Loans Relationship
-oriented business focused on delivering fast loan commitments to small and medium-sized enterprises. Predominately small business line of credits and CD secured loans. Affordable SBA loan provider.
Approved by the SBA to participate in the Preferred Lenders
Program. Specialty banking products, services and solutions designed for small businesses, homeowner associations, law firms, medical practices and other professional services firms, yacht lending and global banking services Correspondent Banking $245MM
Deposits / $139MM Loans Comprehensive range of both domestic and international services with the latest in technology to ensure quick processing. Focus on Caribbean and Latin American countries.
Correspondent banking services include letters of credit, foreign collections, wire transfers,
ForEx and trade finance. Balances as of June 30, 2026. (1) Effective
4th quarter 2025, the Private Client Group vertical now includes balances for the entire business unit, encompassing not only some Jurist Advantage and Health Industry sectors, but also other professional and affluent client segments. Accordingly, balances presented for PCG reflect
the full scope of the business unit, rather than select sectors as previously reported. When evaluating period-over-period trends, please consider this expanded scope. 9

DEPOSIT AGGREGATING VERTICALS Deposits Trend
(EOP) In millions $88 $229 $312 $352 $446 $492 $626 $686
$738 $48 $129 $138 $154 $177 $200 $265 $235 $245 $10 $38
$77 $68 $97 $112 $125 $146 $165 $30 $62 $97 $130 $172
$180 $236 $305 $328 2018 2019 2020 2021 2022 2023 2024 2025 Q2 2026
PCG HOA Corresponding Banking Commentary As of June 30, 2026,
deposits totaling $738 million were associated with the verticals.
Growth by vertical from 2018 to 2026: PCG (1): $298 million
.
HOA: $155 million. Correspondent Banking: $197 million. (1)
Effective 4th quarter 2025, the Private Client Group vertical now includes balances for the entire business unit, encompassing not only some Jurist Advantage and Health Industry sectors, but also other professional and affluent client segments. Accordingly, balances presented for PCG reflect the full scope of the business unit, rather than select sectors as previously reported. When evaluating period-over-period trends, please consider this expanded scope.

Q2 2026 HIGHLIGHTS - Strong Earnings Growth Driven by Loan Production
& Margin Expansion GROWTH EOP assets surpassed $3.0 billion.
Average loans increased $81.2 million or 15.0% annualized
over Q1. Average deposit increased $61.9 million or 10.2% annualize
d
from Q1. Average DDA increased $47.4 million or 32.5% over
Q1. EARNINGS & PROFITABILITY ROAA was 1.26% and
ROAE was 15.90%. PTPP ROAA(1) was 1.93% improvement from
1.79% for Q1. Net income was $9.1 million, or $0.49 per diluted share. Net interest income before provision for credit losses increased to $24.4M, up $2.3 million or 42.6% annualized over Q1. Net interest margin improved to 3.49% from 3.27% for Q1. Deposit cost decreased
4 bps to 2.16% from Q1. Efficiency ratio was 49.97% improvement from
52.34%
for Q1. CAPITAL/ CREDIT Non-performing loans totaled
$2.1 million or 0.09% of total loans. ACL coverage
ratio was 1.15% of total loans. Net charge-offs to average loans was 0.05% Total risk-based capital ratio was 13.88% for the Company. (1) Non
-GAAP financial measure. See reconciliation in this presentation.

HISTORICAL FINANCIALS – Consistent Growth, Profitability and
Credit Discipline Loans In millions $765 $2,322 2017 2018 2019
2020 2021 2022 2023 2024 2025 Q2 2026 EOP for Balance
Sheet amounts In millions $820 $2,452 2017 2018 2019 2020 2021 2022
2023 2024 2025 Q2 2026 Total Stockholders’ Equity In millions
$114 $233 2017 2018 2019 2020 2021 2022 2023 2024 2025
Q2 2026 ACL/Total Loans 1.33% 1.15% 2017 2018 2019 2020
2021 2022 2023 2024 2025 Q2 2026 Net Charge-offs (recoveries)
In thousands ($2,182) $288 2017 2018 2019 2020 2021 2022 2023 2024 2025
Q2 2026 Nonperforming Assets / Total Assets 0.17%
0.07% 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q2
2026 Net Interest Income In millions $31 $84 2017 2018 2019 2020
2021 2022 2023 2024 2025 Q2 2026 Efficiency Ratio 86.65%
49.97% 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q2 2026
PTPP ROAA 0.52% 1.93% 2017 2018 2019 2020 2021 2022 2023
2024 2025 Q2 2026 (1) Loan amounts include deferred fees/costs.
(2) ACL was calculated under the CECL standard methodology for all periods beginning January 1, 2023, and the incurred loss methodology for all periods before. (3) Non-GAAP financial measure.
See reconciliation
in this presentation. 12

FINANCIAL RESULTS – Strong Operating Performance
Driven by Balance Sheet Growth Balance Sheet (EOP) Income In thousands
(except per share data) Statement Q2 2026 Q1 2026 Q2 2025 Total
Securities $468,986 $427,091 $444,122 Total Loans (1) $2,322,385
$2,241,051 $2,113,318 Total Assets $3,019,701 $2,845,735
$2,719,474 Total Deposits $2,452,271 $2,493,580 $2,335,661
Total Equity (2) $233,238 $223,246 $231,583 Net Interest
Income $24,387 $22,048 $21,034 Non-Interest Income $3,560
$4,150 $3,370 Total Revenue (3) $27,947 $26,198 $24,404
Provision for Credit Losses $1,267 $801 $1,031 Non-Interest Expense
$13,966 $13,711 $12,634 Income Before Income Taxes
$12,714 $11,686 $10,739 Income Tax Expense $3,636 $2,335
$2,599 Net Income $9,078 $9,351 $8,140 Diluted Earnings Per
Share (EPS) $0.49 $0.51 $0.40 PTPP Income (4) $13,981 $12,487
$11,770 Weighted Average Diluted Shares 18,509,572 18,454,006
20,295,794 (1) Loan amounts include deferred fees/costs. (2)
Total Equity includes accumulated other comprehensive
loss of $31.4 million for Q2 2026, $31.3 million for Q1 2026, and
$41.8 million for Q2 2025. The increase in total stockholders’
equity was partially offset by the cost of the repurchase of 2.0 million shares of Class A common stock in September 2025, as previously
disclosed. (3) Equals net interest income plus non-interest income.
(4) Non-GAAP financial measures. See reconciliation in this presentation.

KEY PERFORMANCE INDICATORS – Profitable Growth Driving Shareholder Value

In thousands (except for TBV/share and ratios)

		Q2 2026	Q1 2026	Q2 2025
GROWTH	Total Assets (EOP)	$3,019,701	$2,845,735	$2,719,474
	Total Loans (EOP) [1]	$2,322,385	$2,241,051	$2,113,318
	Total Deposits (EOP)	$2,452,271	$2,493,580	$2,335,661
	Tangible Book Value/Share [2][3][5]	$12.64	$12.23	$11.53
PROFITABILITY	Return On Average Assets [4]	1.26%	1.34%	1.22%
	PTPP Return On Average Assets [4][5]	1.93%	1.79%	1.76%
	Return On Average Equity [4]	15.90%	17.07%	14.29%
	Net Interest Margin [4]	3.49%	3.27%	3.28%
	Efficiency Ratio	49.97%	52.34%	51.77%
CAPITAL/ CREDIT	Tangible Common Equity/Tangible Assets [3][5]	7.72%	7.84%	8.52%
	Total Risk-Based Capital [6]	13.88%	14.09%	13.73%
	NCO/Avg Loans [4]	0.05%	0.00%	0.14%
	NPA/Assets	0.07%	0.13%	0.05%
	Allowance for Credit Losses/Loans	1.15%	1.16%	1.18%

[1] Loan amounts include deferred fees/costs.
[2] AOCI effect on tangible book value per share was ($1.70) for Q2 2026, ($1.72) for Q1 2026 and ($2.08) for Q2 2025.
[3] TBV/share and TCE/TA were affected by the effect of the cost of the repurchase of 2.0 million shares of Class A common stock in September 2025 in stockholders' equity, as previously disclosed.
[4] Annualized.
[5] Non-GAAP financial measure. See reconciliation in this presentation.
[6] Reflects the Company's regulatory capital ratios.

14

DEPOSIT PORTFOLIO – DDA Above $600MM Drives Lower Deposit Costs and Margin Expansion

Deposits AVG
In millions



$2,291
$2,457
$2,453
$2,427
$2,489
$1,711
$1,887
$1,857
$1,842
$1,857
$580
$570
$596
$585
$632
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Non-interest-bearing demand deposits
Interest-bearing deposits

Deposit EOP
In millions



$2,336
$2,456
$2,345
$2,494
$2,452
$462
$520
$528
$552
$532
$1,248
$1,292
$1,186
$1,264
$1,252
$41
$60
$47
$57
$50
$585
$584
$584
$621
$618
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Non-interest-bearing demand deposits
Interest-bearing checking deposits
Saving and money market deposits
Time deposits

[(1)] Reflects effects of non-interest-bearing deposits.

Commentary

Average DDA deposits increased by $47.4 million or 32.5% annualized compared to prior quarter.

Average deposits totaled $2.5 billion, reflecting an increase of $61.9 million or 10.2% annualized compared to prior quarter and an increase of $198.3 million or 8.7% compared to the second quarter of 2025.

Deposit cost improved to 2.16%, decreasing 4 bps quarter-over-quarter and 30 bps year-over-year.

Deposit Cost

	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Interest-Bearing Deposits	3.29%	3.29%	3.02%	2.89%	2.90%
Total Deposits [(1)]	2.46%	2.53%	2.28%	2.20%	2.16%

(1) Reflects effects of non-interest-bearing demand deposits.

15

LOAN PORTFOLIO – Loan Growth Momentum Positions USCB
for Sustained Performance Total Loans (AVG) In
millions 6.23% 6.21% 6.16% 6.11% 6.20% $2,057 $2,099 $2,131
$2,178 $2,259 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Loans
Loan Yields Total Gross Loans (EOP) (1) In millions
$211MM Net Growth $2,106 $2,125 $2,183 $2,234 $2,317 $218 $208
$207 $208 $208 $110 $105 $128 $128 $138 $264 $269 $296 $291
$300 $307 $317 $308 $347 $357 1207 1226 1245 1260 1314
Commercial real estate Residential real estate Commercial and Industrial
Correspondent banks Consumer and other Commentary Average
loans increased $81.2 million or 14.96% annualized compared to prior quarter and $201.5 million or 9.8% compared to second
quarter 2025. Loan yield increased to 6.20% in Q2 2026, driven by the full-quarter impact of prior-quarter originations and new loans added during the quarter. (1) Excludes deferred fees/cost.

LOAN PRODUCTION – Record Quarterly Loan Production of $272 Million
Net Loan Production Trend In millions, except for ratios 7.12%
6.43% 5.93% 5.87% 5.90% $187 $110 $132 $113 $196 $137
$188 $136 $272 $189 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2
2026 Loan Production/Line changes Loan Amortization/payoffs
New loans weighted average coupon Loan Composition Trend
EOP (1) In millions, except for ratios $948 $2,317 28% 15%
63% 57% 9% 28% Jun-26 Jun-26 Real Estate Loans (1) Excludes
deferred fees/cost. Commentary Gross loan production totaled $272.0 million during the second quarter of 2026, with June closings accounting for $116.5 million or 42.6%, of total quarterly production. Additionally,
$83.5 million, or 30.6% of quarterly loan closings, consisted of correspondent banking loans, which carried a new‑loan yield of 5.22%;
these loans are typically 180-day notes. Excluding correspondent banking loan production, the weighted‑average yield on new loans originated during the quarter was 6.20%. Embedded prepayment penalties help protect yield and earnings in the event of early loan prepayments.

NET INTEREST MARGIN – NIM Driven by Loan Growth and Stable
Funding Cost Net Interest Income/Margin (1) In thousands (except ratios) 3.28% 3.14% 3.27% 3.27% 3.49% $21,034 $2,174 $22,207
$22,048 $24,387 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Net
Interest Income NIM Interest-Earning Assets Mix (AVG)
2% 4% 3% 4% 3% 18% 18% 18% 7% 16% 80% 78% 79%
79% 81% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Total
Loans Investment Securities Cash Balances & Equivalents Q2
2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Loans 6.23% 6.21% 6.16%
6.11% 6.20% Investment securities 3.06% 3.03% 3.01% 3.05%
3.35% Interest-earning assets 5.64% 5.56% 5.54% 5.49% 5.67%
Deposits (2) 2.46% 2.53% 2.28% 2.20% 2.16% Interest-bearing
liabilities 3.32% 3.34% 3.14% 3.05% 3.05% Commentary Net
interest income
increased $2.3 million or 42.6% annualized compared to prior quarter and $3.4 million or 15.9% compared to second quarter
2025. Interest-earning asset mix shifted toward higher-yielding assets, while lower funding costs and the increase in yields drove net interest income and a 3.49% NIM. Interest Rates and Yields Annualized.
Reflects effects of non-interest-bearing deposits. 18

INTEREST RATE SENSITIVITY - Well Positioned to Navigate
Interest Rate Volatility Loan Portfolio Repricing Profile
by Rate Type Hybrid ARM $85MM 4% Fixed Rate $851MM
37% $2,317MM Variable Rate $1,381MM 59% $535MM
36% $114MM 8% $817MM 56% Loan Repricing Schedule
Variable & Hybrid Rate Loans $387MM 27% $794MM 54%
$163MM 11% $122M 8% $387MM 27% $1,466MM 0-1 yrs. 1-2
yrs. 2-3 yrs. >3 yrs. Static NII Simulation Year 1 & 2 Year
1 Variable & Hybrid Rate Loans 2.6% -100 +100 -3.1% Year
2 -100 -2.3% 0.9% +100 Net Interest Income change from base
($ in thousands and % change) 19

SECURITIES PORTFOLIO - Secondary Liquidity Source Supporting
Future Growth EOP for Balance Sheet amounts, in millions Portfolio
Composition CMO 25% MBS 14% CMBS 47% SBA6% Agency 4%
Municipalities 1% Corporate 3% Bank Subordinated Debt Securities
Portfolio Key Metrics Metrics as of 06/30/2026 Securities portfolio
$ 469.0 AFS as % of portfolio 71% HTM as % of portfolio 29% Qtr.
weighted avg. port. yield 3.35% Average life 6.4 Modified
duration 5.3 Commentary Securities portfolio totaled $469.0 million
;
71.0% of the portfolio is classified as AFS, while 29.0% is classified as HTM. The modified duration is 5.3 and the average life is 6.4 years.
Duration has increased because we have purchased longer-duration bonds to protect the balance sheet from expected lower interest rates.
We expect to receive $27.5 million from the securities portfolio for the remainder of 2026, at current rates; these cashflows will support loan growth and/or deposit volatility. 86% of the portfolio
is invested in agency mortgage-backed securities, boosting liquidity.
Estimated Short Term Cashflows -100 Base +100 2026
$44.3 $27.5 $25.4 2027 $78.6 $58.5 $52.9 2028 $54.4 $49.1 $44.8
2029 $41.9 $41.9 $38.9 Total Cashflow $219.2 $176.9 $162.0
Total Cashflow / Total Portfolio 42% 34% 31% 20

ASSET QUALITY – Exceptional Credit Quality Supports Sustainable
Growth Allowance for Credit Losses In thousands (except
ratios) 1.18% 1.17% 1.16% 1.16% 1.15% $24,933 $24,964 $25,500 $26,102
$26,701 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Allowance
for credit loss ACL/Total loans Non-performing Loans In thousands
(except ratios) 0.06% 0.06% 0.14% 0.16% 0.09% $1,366 $1,310
$3,138 $3,640 $2,148 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026
Non-accrual loans Non-performing loans to total loans Commentary
The allowance for credit losses had a net increase of $599 thousand from the prior quarter, as reserves built for loan growth were partially offset by $288 thousand net charge-offs. ACL coverage ratio was 1.15% as of June 30, 2026. Non‑performing loans decreased by $1.5 million from the prior quarter to $2.1 million. The non‑performing loans‑to‑total loans ratio decreased to 0.09% as of June 30, 2026.
Classified Loans (1) to Total Loans 0.27% 0.22% 0.29% 0.30%
0.20% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 (1) Loans
classified as substandard at period end. No loans classified doubtful at any of the dates presented. 21

LOAN PORTFOLIO MIX Loan Portfolio Mix (1) Residential real
estate 15% CRE- Owner occupied 9% CRE – Non-owner occupied
48% Commercial and industrial 13% Correspondent Banks 6%
Consumer and other 9% $2,317MM Commentary Total loan
balance at quarter end was $2,317 million (4). Commercial Real
Estate (owner occupied and non-owner occupied) was 56.7% or
$1,314 million of the total loan portfolio. CRE mix is diversified and granular. Retail non-owner occupied makes up 25% of
total CRE or $330.8 million.
CRE Loan Mix Retail 25% Multifamily 24% CRE – Owner occupied
16% Office 9% Warehouse 12% Hotels 8% Land/Construction
3% Other 3% $1,314MM CRE Loan Portfolio (non-owner occupied
and owner occupied) Weighted Average Loan
Type Outstanding Balance (1) LTV (2) DSCR (3) Average
Loan Size (1) Retail $352 55% 1.52 $3.0 Multifamily $322 55% 1.31
$2.0 Office $187 53% 1.96 $1.5 Warehouse $230 56% 1.59 $1.7
Hotel $100 56% 2.02 $3.9 Other $83 53% 1.87 $1.6 Land/Construction
$40 51% NA $1.9 As of 06/30/26 (1) Balance in millions. Excludes deferred fees/cost. (2) LTV - Loan to value ratio. (3)
DSCR - Debt service coverage ratio. (4) Excludes deferred
fees/cost (5) Includes loan types: office, warehouse, retail, and other 22

NON-INTEREST INCOME - Diversified Fee Income Provides
Consistent Revenue Contribution In thousands (except ratios) Q2 2026
Q1 2026 Q4 2025 Q3 2025 Q2 2025 Total service fees
$2,601 $3,100 $2,209 $2,661 $ 2,402 Wire fees $618 $623 $656 $647
$604 Swap fees $572 $1,554 $449 $790 $428 Other $1,411
$923 $1,104 $1,224 $1,370 Gain (loss) on sale of securities
available for sale - $14 ($7,498) ($28) - Gain on sale of loans held for sale - $106 $197 $128 $151 Other income $959 $930 $914
$923 $817 Total non-interest income $3,560 $4,150 ($4,178)
$3,684 $3,370 Average total assets $2,900,725 $2,834,717
$2,799,863 $2,798,115 $2,677,198 Non-interest income/Average assets (1) 0.49% 0.59% (0.59%) 0.52% 0.50% Commentary Non-interest income decreased in the second quarter of 2026, primarily due to elevated swap loan activity in the prior quarter. Other service fee income increased $488 thousand,
driven primarily by a $432 thousand increase in loan prepayment penalty income compared to the prior quarter. Non-interest income was 12.7% of total revenue for second quarter 2026. (1) Annualized.

NON-INTEREST EXPENSE - Expense Management Supports Operating
Leverage In thousands (except ratios) Q2 2026 Q1 2026 Q4 2025 Q3
2025 Q2 2025 Salaries and employee benefits $8,537 $8,570 $8,668
$7,909 $7,954 Occupancy 1,369 1,316 1,327 1,382 1,337 Regulatory
assessments and fees 397 484 443 377 396 Consulting and legal fees 583 561 900 585 263 Network and information technology services
524 560 599 656 564 Other operating expense 2,556 2,220 2,338
2,139 2,120 Total non-interest expense $13,966 $13,711
$14,275 $13,048 $12,634 Operating efficiency ratio (1) 49.97%
52.36% 55.92% 52.22% 51.77% Non-interest expense/Average
assets (2) 1.93% 1.96% 2.02% 1.85% 1.89% Full-time equivalent employees
216 211 204 206 203 Commentary Efficiency ratio improvement
to 49.97% supported by higher net interest income during
the quarter. Total non-interest expense increased by $255
thousand compared to the prior quarter, primarily driven by a $312 thousand excise tax expense on share repurchases executed
in 2025, which was recorded in other operating expense. (1) Non-GAAP financial measures. See reconciliation in this presentation. (2) Annualized.

CAPITAL - Strong Capital Levels Support Continued Organic Growth
Capital Ratios (1) Leverage Ratio TCE/TA (2) Tier 1 Risk-Based
Capital Total Risk-Based Capital AOCI In Millions Q2 2026 8.81%
7.72% 11.01% 13.88% ($31.4) Q1 2026 8.61% 7.84% 11.09%
14.09% ($31.3) Q2 2025 9.72% 8.52% 12.52% 13.73% ($41.8) Well
-
Capitalized 5.00% NA 8.00% 10.00% Commentary On July 20, 2026,
the Company’s Board of Directors declared a quarterly cash
dividend of $0.125 per share on the Company’s Class A common stock.
The dividend will be payable on September 4, 2026, to shareholders of record as of the close of business on August 17, 2026. Q2 2026 EOP common stock shares outstanding: 18,459,470. AOCI was ($31.4)
million or ($1.70) per share as of June 30, 2026. (1) Reflects the
Company's regulatory capital ratios. (2) Non-GAAP financial
measures. See reconciliation in this presentation. 25

TAKEAWAYS - Attractive Franchise Positioned
for Continued Growth Leading franchise located in one of the most attractive banking markets in U.S. Scarcity value in the Miami MSA
Robust capital position with regulatory ratios well in excess of “well capitalized” threshold Low risk, commercially oriented loan
portfolio Demonstrated profitability profile since 2015 recap further improved by current management team Strong asset quality
– minimal charge-offs experienced since 2015 recap
Attractive deposit base driven by steady growth in specialized verticals Balanced liquidity profile with a 94.7% loan/deposit ratio (EOP) 26

APPENDIX – RISK MANAGEMENT Risk Management Philosophy and
Culture Management has instilled a culture of adherence
to well-developed risk management procedures. Management is responsible for day-to-day risk management (identifying, evaluating, and addressin
g
existing and potential risks that may exist at the enterprise, strategic, financial, operational, compliance and reporting levels). The risk management and compliance division consists of twenty-two professionals covering enterprise risk management, cybersecurity, third-party risk, bank secrecy, consumer compliance, regulatory, corporate, and legal affairs. The division plays an active
role in assessing corporate risks, compliance and collaborating with management to mitigate identified risks. Heightened focus on BSA / AML
/ KYC compliance due to foreign exposure. Individual country loan exposure limited to between 0% - 70% of total capital based on individual country risk. Correspondent banking services
offered exclusively to institutions in countries meeting U.S. Century’s robust risk tolerance framework. Highly experienced
compliance team with international compliance experience
from larger banking institutions. The audit and risk committee of the board of directors consists of four members primarily responsible for oversight of Company’s risk management, compliance, and internal controls:
Ramon Rodriguez (Chair), Bernardo Fernandez, Ramón Abadin and
Maria Alonso. Credit Philosophy Conservative credit culture that encourages prudent and desirable lending activities over unchecked growth. Underwriting strength stems from deep understanding
of U.S. Century’s market, long-standing relationships with clients, and a disciplined underwriting and credit review process.
Focused on maintaining a well-diversified and conservative loan portfolio.
Robust Credit Administration Underwriting group supported by experienced credit officers with both credit analysis and lending experience.
Effective and independent loan review. Credit Committee
meetings conduct in-depth loan portfolio monitoring, including concentration limits. Active monitoring and reporting on existing or emerging concentrations and targeted reviews of any higher risk portfolios. 27

APPENDIX – TECHNOLOGY SUPPORT 2016 Paperless Account
Opening January ‘16 – April ‘16 International Letter Of Credit April
‘16 – July ‘16 "Reporting Database May ‘16 – September ‘16
" EMV Debit Cards August ‘16 – October ‘16
2017 Instant Issue Debit Card October ‘16 – March ‘17 Cash
Management Portal August ‘16 – March ‘17 Fedlink Anywhere
April ‘17 – September ‘17 2018 Network In-housing January ‘18
– September ‘18 "Secureworks MSSP
January ‘18 – May ‘18" OFFICE 365 February ‘18 – September
‘18 2019 Horizon Core Conversion September ‘18 – September
‘19 Zelle P2P June ‘19 – November ‘19 Image Deposit ATM
March ‘19 – December ‘19 2020 Accounts Payable November
‘19 – January ‘20 Collaboration Applications February ‘20 – March
‘20 PPP Loan Origination System May ‘20 – June ‘20 2021
Summit PPP Loan Origination January ‘21 – February ‘21 "Treasury
Management Platform
November ‘20 – October ‘21 " Immutable backup solution
Jan ‘21– June ‘21 "CECL and ALLL Application
June ‘21 – December ‘21"
Contuned next slide

APPENDIX – TECHNOLOGY SUPPORT 2022 "Remote Account
Opening October ‘21 – March ‘22" "Secureworks MXDR platform
Feb ‘22 – July 22’" Ring Central call reporting October ‘22 –
March ‘23 2023 "Loan origination system June ‘22 – May ‘23"
FED Now payments January ‘23 – October ‘23 2024 Pidgin real
time payments January ‘23 – October ‘23 Check fraud application 2025
- 2026 CRM system Zelle for Small Business Financial reporting application Microsoft CoPilot GenAI ACH Positive Pay/ACH
Alert Account analysis solution Crowd Strike Solution Power
Automate front end automation Commercial Account Opening PBX
(SaaS) – Teams Calling November ‘23– April ‘25 Wire
fraud application Ascent LOS front end Cloud (Iaas) for DR environment
July ‘23 – May ‘25 Perplexity Pro AI (Enterprise) AFS ACH
Positive Pay Retina wire & ACH Fraud Solution 29

APPENDIX – NON-GAAP RECONCILIATION

In thousands (except ratios)

		As of or For the Three Months Ended				
		6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Pre-tax pre-provision ("PTPP") income:	(1)					
Net income		$ 9,078	$ 9,351	$ 1,363	$ 8,939	$ 8,140
Plus: Income tax expense		3,636	2,335	1,911	2,866	2,599
Plus: Provision for credit losses		1,267	801	480	105	1,031
PTPP income		$ 13,981	$ 12,487	$ 3,754	$ 11,910	$ 11,770
PTPP return on average assets:	(1)					
PTPP income		$ 13,981	$ 12,487	$ 3,754	$ 11,910	$ 11,770
Average assets		$ 2,900,725	$ 2,834,717	$ 2,799,863	$ 2,798,115	$ 2,677,198
PTPP return on average assets	(2)	1.93%	1.79%	0.53%	1.69%	1.76%
Operating net income:	(1)					
Net income		$ 9,078	$ 9,351	$ 1,363	$ 8,939	$ 8,140
Less: Net gains (losses) on sale of securities		-	14	(7,498)	(28)	-
Less: Tax effect on sale of securities		-	(4)	1,900	7	-
Plus: Tax (benefit) liability expense from prior periods		-	(619) (3)	1,096 (4)	-	-
Operating net income		$ 9,078	$ 8,722	$ 8,057	$ 8,960	$ 8,140
Operating return on average assets:	(1)					
Operating net income		$ 9,078	$ 8,722	$ 8,057	$ 8,960	$ 8,140
Average assets		$ 2,900,725	$ 2,834,717	$ 2,799,863	$ 2,798,115	$ 2,677,198
Operating net income return on average assets	(2)	1.26%	1.25%	1.14%	1.27%	1.22%
Operating return on average equity:	(1)					
Operating net income		$ 9,078	$ 8,722	$ 8,057	$ 8,960	$ 8,140
Average equity		$ 228,933	$ 222,226	$ 212,393	$ 225,316	$ 228,492
Operating net income return on average equity	(2)	15.90%	15.92%	15.05%	15.78%	14.29%
Operating revenue:	(1)					
Net interest income		$ 24,387	$ 22,048	$ 22,207	$ 21,274	$ 21,034
Non-interest income		3,560	4,150	(4,178)	3,684	3,370
Less: Net gains (losses) on sale of securities		-	14	(7,498)	(28)	-
Operating revenue		$ 27,947	$ 26,184	$ 25,527	$ 24,986	$ 24,404
Operating efficiency ratio:	(1)					
Total non-interest expense		$ 13,966	$ 13,711	$ 14,275	$ 13,048	$ 12,634
Operating revenue		$ 27,947	$ 26,184	$ 25,527	$ 24,986	$ 24,404
Operating efficiency ratio		49.97%	52.36%	55.92%	52.22%	51.77%

(1) The Company believes these non-GAAP financial measurements are key indicators of the ongoing earnings power of the Company.

(2) Annualized.

(3) The Company recognized a $619 thousand income tax benefit in the first quarter of 2026 due to an adjustment to the deferred tax asset calculation from 2025.

(4) State tax liability expenses for 2024 and for the first three quarters of 2025 were recognized during the fourth quarter of 2025. The state tax expense is related to taxes due on interest income on loans whose collateral is located outside of the State of Florida.

30

APPENDIX – NON-GAAP RECONCILIATION In thousands
(except ratios and share data)
As of or For the Three Months Ended
6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 Tangible
book value per common share (at period-end): (1)(4) Total
stockholders' equity $ 233,238 $ 223,246 $ 217,183 $ 209,095 Less:
Intangible assets - - - - Tangible stockholders' equity (3) $ 233,238
$ 223,246 $ 217,183 $ 209,095 Total shares issued and outstanding
(at period-end): Total common shares issued and outstanding
18,459,470 18,257,400 18,137,885 18,107,385 Tangible book
value per common share (2) $ 12.64 $ 12.23 $ 11.97 $ 11.55 Operating diluted net income per common share: (1) Operating net income
$ 9,078 $ 8,722 $ 8,057 $ 8,960 Total weighted average
diluted shares of common stock 18,509,572 18,454,006 18,348,725 19,755,820
Operating diluted net income per common share: $ 0.49 $ 0.47
$ 0.44 $ 0.45 Tangible Common Equity/Tangible Assets (1)(4)
Tangible stockholders' equity (3) $ 233,238 $ 223,246 $ 217,183
$ 209,095 Tangible total assets (3) $ 3,019,701 $ 2,845,735
$ 2,791,540 $ 2,767,945 Tangible Common Equity/Tangible
Assets 7.72% 7.84% 7.78% 7.55%
Footnotes:
(1) The Company believes these non-GAAP financial measurements are key indicators of the ongoing earnings power of the Company. (2)
Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options. (3) Since the Company has no intangible assets, tangible stockholders' equity and tangible total assets are the same amounts as stockholders' equity and total assets, respectively, as calculated under GAAP. (4)
The decrease in total stockholders' equity in September 2025 was primarily driven by the repurchase of 2.0 million shares
of Class A common stock, as previously disclosed. 31

CONTACT INFORMATION LOU DE LA AGUILERA
Chairman, President & CEO (305) 715-5186 ROB ANDERSON
EVP, Chief Financial Officer (305) 715-5393 rob.anderson@uscentury.com
laguilera@uscentury.com INVESTOR RELATIONS InvestorRelations@uscentury.com